       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 1998
                                                     REGISTRATION NO. 333-

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                  _______________

                                      FORM S-3
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933
                                  _______________

                               THE TITAN CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                          95-2588748
            (STATE OR OTHER JURISDICTION             (I.R.S. EMPLOYER
          OF INCORPORATION OR ORGANIZATION)       IDENTIFICATION NUMBER)

                               3033 SCIENCE PARK ROAD
                          SAN DIEGO, CALIFORNIA 92121-1199
                                   (619) 552-9500
      (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                   OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                  _______________

                                  IRA FRAZER, ESQ.
                SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               THE TITAN CORPORATION
                               3033 SCIENCE PARK ROAD
                          SAN DIEGO, CALIFORNIA 92121-1199
                                   (619) 552-9500
 (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                                OF AGENT FOR SERVICE)
                                  _______________

                                     COPIES TO:

                               BARBARA L. BORDEN, ESQ.
                                 COOLEY GODWARD LLP
                          4365 EXECUTIVE DRIVE, SUITE 1100
                                 SAN DIEGO, CA  92121
                                  _______________

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ (333-66149)

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                         CALCULATION OF REGISTRATION FEE
                                                                              PROPOSED
                                                              PROPOSED         MAXIMUM
                                            AMOUNT             MAXIMUM        AGGREGATE      AMOUNT OF
    TITLE OF EACH CLASS OF                   TO BE          OFFERING PRICE     OFFERING     REGISTRATION
 SECURITIES TO BE REGISTERED             REGISTERED(1)       PER SHARE(1)       PRICE(1)         FEE
 Common Stock, $.001 par value           4,505 shares           $5.66         $25,498.30        $7.09

(1) Estimated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based on the average of the high and low prices of the Registrant's Common Stock as reported on the New York Stock Exchange on December 8, 1998.

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3
(FILE NO. 333-66149)

     The Titan Corporation incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-66149) declared effective on November 16, 1998 by the Securities and Exchange Commission including each of the documents filed by Titan with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $7.09 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on December 10, 1998); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on December 10, 1998.

                                     SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on December 9, 1998.

     THE TITAN CORPORATION


                                     By: /s/ Eric M. DeMarco
                                         ---------------------------------
                                             Eric M. DeMarco
                                             Executive Vice President and
                                             Chief Financial Officer

                                  POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      SIGNATURE                                     TITLE                                     DATE
      ---------                                     -----                                     ----
*                                       Chairman of the Board of Directors                December 9, 1998
--------------------------
 J.S. Webb


 *                                      President and Chief Executive Officer             December 9, 1998
---------------------------             (Principal Executive Officer) and
 Gene W. Ray                            Director


 *                                      Executive Vice President and Chief                December 9, 1998
  ---------------------------           Financial Officer (Principal Financial
 Eric M. DeMarco                        Officer (Principal Financial and
                                        Accounting Officer)


 *                                      Director                                          December 9, 1998
------------------------------
 Joseph F. Caligiuri


-------------------------------         Director                                          December 9, 1998
 *                                      Daniel J. Fink


 *                                      Director                                          December 9, 1998
  ------------------------------
 Robert E. La Blanc


 *                                      Director                                          December 9, 1998
  ------------------------------
 Thomas G. Pownall


 By:  /s/ Ira Frazer                                                                      December 9, 1998
      ----------------
      Ira Frazer
      Attorney-In-Fact

                                   INDEX TO EXHIBITS

 EXHIBIT
 NUMBER       DESCRIPTION OF DOCUMENT
 -------      -----------------------
   5.1        Opinion of Cooley Godward LLP.
  23.1        Consent of Arthur Andersen LLP.
  23.2        Consent of Arthur Andersen LLP.
  23.3        Consent of Deloitte & Touche LLP.
  23.4        Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.